UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 15, 2008

Commission File No.: 000-30785

CAMELOT ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	52-2195605
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

130 Vantis Suite 140
Aliso Viejo, CA 92656

(Address of principal executive offices)

(949) 334-2940

(Issuer telephone number)

(Former name, if changed since last report)

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 15, 2008, the Company’s Board of Directors formally accepted the resignation of Timothy Wilson as a member of the Board of Directors.

On May 15, 2008, the Company’s Board of Directors formally accepted the resignation of Jeff Zuckerman as a member of the Board of Directors.

Both members were at-large directors. It is anticipated that the newly created vacancies on the Board of Directors will be filled when board elections occur at the annual stockholders meeting this fall.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Camelot Entertainment Group, Inc.

By:    /s/ Robert P. Atwell

May 15, 2008
Robert P. Atwell
CEO

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